                                                                  EXHIBIT 21.01

                         CADENCE DESIGN SYSTEMS, INC.

                        SUBSIDIARIES OF THE REGISTRANT

                             As of January 2, 1999

   The Registrant's subsidiaries and the state or country in which each is incorporated or organized, are as follows:

Accent S.r.l................................................ Italy
Ambit Design Systems, Inc................................... California, U.S.
Ambit Design Systems, Ltd................................... United Kingdom
Ambit Design Systems SARL................................... France
Cadence (Barbados) FSC Inc.................................. Barbados
Cadence China Ltd........................................... Hong Kong
Cadence Credit Corporation, Inc............................. U.S.A.
Cadence Design Systems (Canada) Ltd......................... Canada
Cadence Design Systems (India) Private Ltd.................. India
Cadence Design Systems (Ireland), Ltd....................... Ireland
Cadence Design Systems (Israel) Ltd......................... Israel
Cadence Design Systems (Japan) B.V.......................... Netherlands
Cadence Design Systems (S) Pte Ltd.......................... Singapore
Cadence Design Systems I B.V................................ Netherlands
Cadence Design Systems III B.V.............................. Netherlands
Cadence Design Systems AB................................... Sweden
Cadence Design Systems Asia Ltd............................. Hong Kong
Cadence Design Systems B.V.................................. Netherlands
Cadence Design Systems GmbH................................. Germany
Cadence Design Systems K.K.................................. Japan
Cadence Design Systems, Ltd................................. United Kingdom
Cadence Design Systems S.A.S................................ France
Cadence Design Systems S.r.l................................ Italy
Cadence International Sales Corporation..................... U.S. Virgin Islands
Cadence Korea Ltd........................................... Korea
Cadence Receivables Corporation............................. U.S.A.
Cadence Receivables Credit Corporation...................... U.S.A.
Cadence Taiwan, Inc......................................... Taiwan
Castlewilder................................................ Ireland
CDSI Acquisition, Inc....................................... Delaware, U.S.
Cooper & Chyan Technology FSC, Inc.......................... Barbados
Cooper & Chyan Technology GmbH.............................. Germany
Cooper & Chyan Technology, Inc.............................. Delaware, U.S.
Cooper & Chyan Technology KK................................ Japan
Cooper & Chyan Technology, Ltd.............................. United Kingdom
Cooper & Chyan Technology S.A.R.L........................... France
Daisy Acquisition, Inc...................................... Delaware, U.S.
Detente Technology, Inc..................................... U.S.A.
Esperan Limited............................................. United Kingdom
High Level Design Systems, Ltd.............................. United Kingdom
Innotech Company............................................ Japan
Integrated Measurement Systems, Inc......................... Oregon, U.S.
River Oaks Place Association................................ California, U.S.

                         CADENCE DESIGN SYSTEMS, INC.

                        SUBSIDIARIES OF THE REGISTRANT

                             As of January 2, 1999

   The Registrant's subsidiaries and the state or country in which each is incorporated or organized, are as follows:

Seeley Properties, Inc......................................    California, U.S.
SICAN GmbH..................................................             Germany
Simon Software, Inc.........................................    California, U.S.
Symbionics Communications Limited...........................      United Kingdom
Symbionics Developments Limited.............................      United Kingdom
Symbionics Group Limited....................................      United Kingdom
Symbionics Limited..........................................      United Kingdom
Symbionics Networks Limited.................................      United Kingdom
Symbionics Video Limited....................................      United Kingdom
Synthesia AB................................................              Sweden
Telos Venture Partners......................................    California, U.S.
Unicad, Inc................................................. Massachusetts, U.S.
UVW Ltd.....................................................      United Kingdom
Valid Europe BVBA...........................................             Belgium
3005353 Nova Scotia.........................................         Nova Scotia